UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JANUARY 26, 2010

LOTO INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-53770	27-0156048
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Suite 460, 20 Toronto Street
Toronto, Ontario, Canada M5C 2B8
(Address of principal executive offices)

(416) 500-7799
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Trevor Eyton to the Board of Directors

Effective as of January 26, 2010, Mr. Trevor Eyton has been appointed to the Board of Directors of Loto Inc. (the “Company”).  Appointed to Canada’s Senate in 1990, Mr. Eyton served on three committees- Banking, Trade and Commerce, Transport and Communications and Scrutiny of Regulations, where he was the Joint Chair.  Mr. Eyton retired from the Canadian Senate in 2009.  A lawyer by training, Mr. Eyton served as President and Chief Executive Officer of Brascan (now Brookfield Asset Management Inc.) from 1979 until 1990, and as Chairman and Senior Chairman from 1990 until 1998.  Mr. Eyton has served on the board of directors of other corporations, including Coca-Cola Enterprises Inc. (where he served as a director from 1998-2007) and on the boards of numerous charitable organizations.

Appointment of Donald Ziraldo to the Board of Directors

Effective as of January 26, 2010, Mr. Donald Ziraldo has been appointed to the Company’s Board of Directors.  From 1975 until 2007, Mr. Ziraldo was the President of Inniskillin Wines Inc.

Appointment of Randy Barrs to the Board of Directors

Effective as of January 26, 2010, Mr. Randy Barrs has been appointed to the Company’s Board of Directors.  Mr. Barrs is an attorney in Toronto, Canada.

As of the date of this Report on Form 8-K, no decisions have been made regarding Mr. Barrs’ compensation as a director of the Company.

Appointment of Steve Baker as Chief Technology Officer

Effective as of January 26, 2010, Mr. Steve Baker has been appointed as the Company’s Chief Technology Officer.  From May 2003 until January of 2009, Mr. Baker was the Vice President of Infrastructure Delivery Services at the Ontario Lottery and Gaming Corporation, where he supervised day to day operation of the organization’s data center and responsibility for the organization’s infrastructure.

Mr. Baker is currently being compensated by the Company on a per diem basis as a consultant, at a rate of $750 per day.

Resignation of Marsha Collins as Director, Treasurer and Corporate Secretary

Effective as of January 26, 2010, Ms. Marsha Collins has resigned as a member of the Board of Directors, and as the Treasurer and Corporate Secretary of the Company.  Ms. Collins has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01.	Other Events.

The Company has been issued the trading symbol LOTI.OB for trading on the over-the-counter bulletin board.  The Company has not yet obtained eligibility for electronic clearing through Depository Trust Company (DTC).  The Company anticipates obtaining DTC eligibility in the near future.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOTO INC.

By:	/s/ Stephen Knight
Name: Stephen Knight
Title: Chief Executive Officer, Principal Financial Officer and Chief Accounting Officer

Date: January 26, 2010